UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant  x

Filed by a Party other than the Registrant o

Check the appropriate box:

o    Preliminary Proxy Statement

o    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

0    Definitive Proxy Statement

x    Definitive Additional Materials

o    Soliciting Material Pursuant to §240.14a-12

CAPITAL ONE FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x	No fee required.
o	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

o	Fee paid previously with preliminary materials.
o	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for whichthe offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form orSchedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 24, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Annual Report

To view these materials, have the 12-digit Control #(s) available and visit: **www.proxyvote.com**

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request for a copy as instructed below on or before April 10, 2008.

To request proxy materials: **Internet**: www.proxyvote.com **Telephone**: 1-800-579-1639 ****Email**: sendmaterial@proxyvote.com

If requesting material by e-mail please send a blank e-mail with the **12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

Capital One

1680 CAPITAL ONE DRIVE
MCLEAN, VA 22102-3491

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

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CAPITAL ONE FINANCIAL CORPORATION

Vote In Person at the Annual Meeting

You may vote in person. You may also be represented by another person by executing a valid proxy designating that person. Since you hold these shares through a broker, bank or other nominee, you must obtain a legal proxy from that institution.

Vote By Internet

To vote by Internet, go to **WWW.PROXYVOTE.COM.**

Use the Internet to view the materials, transmit your voting instructions and take your electronic delivery preference up until 11:59 P.M. Eastern Time on April 23, 2008. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location McLean Headquarters, McLean

The ANNUAL Meeting for holders as of February 25, 2008

Address: 1680 Capital One Drive is to be held on April 24, 2008 at 10:00 a.m.

McLean, VA 22102-3491 at: Capital One’s Headquarters Phone: (703) 720-2500 1680 Capital One Drive McLean, Virginia 22102 Directions

From North of Washington, D.C.: Take the Capital Beltway South (I-495 S) to exit 45B. This is the exit for VA-267 and I-66 East/Washington, and is a left exit off of the Beltway. Before you merge onto VA-267 East, take the immediate first exit (Exit 19A) for VA-123 South toward Tyson’s Corner. At the end of the exit ramp turn right at the traffic light. Stay in the right lane and turn right at the first light onto Scott’s Crossing. Turn left on Capital One Drive, and follow the entrance road to the parking garage.

From South of Washington, D.C.: Take I-95 North to I-495 North toward Tyson’s Corner. Take the VA-123 North/Chain Bridge Road exit (46B) toward McLean. Turn left on Scotts Crossing. Turn left on Capital One Drive, and follow the entrance road to the parking garage.

From West of Washington, D.C.: Take I-66 East to the I-495 North exit toward Baltimore. Merge onto the Capital Beltway (I-495 N) Take the VA-123 North/Chain Bridge Road exit (46B) toward McLean. Turn left on Scotts Crossing. Turn left on Capital One Drive, and follow the entrance road to the parking garage.

From Washington, D.C.: Take I-66 West to exit 67 toward I-495 North/Dulles Airport/ Baltimore. Merge onto VA-267 West. Take the VA-123 South exit (19A) toward I-495 South/Tyson’s Corner. Turn right onto Scotts Crossing. Turn left on Capital One Drive, and follow the entrance road to the parking garage.

From Washington Dulles International Airport: Take the Dulles Airport Access Road to VA-267 East. Take the immediate first exit (Exit 19A) for VA-123 South toward Tyson’s Corner. At the end of the exit ramp turn right at the traffic light. Stay in the right lane and turn right at the first light onto Scott’s Crossing. Turn left on Capital One Drive, and follow the entrance road to the parking garage.

From Ronald Reagan Washington National Airport: Take the George Washington Parkway North to VA-123 South. At the end of the exit ramp turn right at the traffic light. Stay in the right lane and turn right at the first light onto Scott’s Crossing. Turn left on Capital One Drive, and follow the entrance road to the parking garage.

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Voting items

Capital One Financial Corporation Board of Directors recommends a vote: "FOR" Item 1, "FOR" Item 2, "FOR" Item 3 and "AGAINST" Item 4.

1. Election of Directors: Nominees for the Election of Directors are:

   Nominees:

   01) Patrick W. Gross
   02) Ann Fritz Hackett
   03) Pierre E. Leroy

2. Ratification of selection of Ernst & Young LLP as independent auditors of the Corporation for 2008. **(The Board recommends a vote FOR this proposal)**

3. Approval and Adoption of Capital One's Amended and Restated Associate Stock Purchase Plan. **(The Board recommends a vote FOR this proposal)**

4. Stockholder proposal: Stockholder Advisory Vote on Executive Compensation. **(The Board recommends a vote AGAINST this proposal)**

All as more particularly described in Capital One's Proxy Statement for the Annual Meeting of Stockholders to be held on April 24, 2008.

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BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
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02 0000000000 999999999999

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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SHARESXXXXXXXXXXXX
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